                                                                 EXHIBIT 99.1

                              JOINT FILER INFORMATION

                              Other Reporting Person(s)

1.FALCON FUND, LTD.

        Item                                    Information

Name:                         FALCON FUND, LTD.

Address:                      5956 Sherry Lane, Suite 1810, Dallas, Texas 75225

Designated Filer:             Falcon Fund Management, Ltd.

Date of Event Requiring       April 26, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or     MERRIMAN HOLDINGS, INC. [MERR]
Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:
                              By: Falcon Fund Management, Ltd.
                              Its: General Partner

                              By: FFM GP, LLC
                              Its: General Partner

                              By: /s/ G. Houston Hall
                              ------------------------------
                              Name:  G. Houston Hall
                              Title:  Managing Member
                              Date: May 6, 2013

2. FFM GP, LLC

        Item                                     Information

Name:                         FFM GP, LLC

Address:                      5956 Sherry Lane, Suite 1810, Dallas, Texas 75225

Designated Filer:             Falcon Fund Management, Ltd.

Date of Event Requiring       April 26, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker        MERRIMAN HOLDINGS, INC. [MERR]
or Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:
                              By /s/ G. Houston Hall
                              ------------------------------
                              Name:  G. Houston Hall
                              Title:  Managing Member
                              Date: May 6, 2013

3. G. HOUSTON HALL

         Item                                     Information
Name:                         G. HOUSTON HALL

Address:                      5956 Sherry Lane, Suite 1810, Dallas, Texas 75225

Designated Filer:             Falcon Fund Management, Ltd.

Date of Event Requiring       April 26, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker        MERRIMAN HOLDINGS, INC. [MERR]
or Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:

                              /s/ G. Houston Hall
                              ------------------------------
                              Date:May 6, 2013